February 9, 2024

Fairlead Tactical Sector ETF (TACK)

A Series of Capitol Series Trust (the “Trust”)

Listed on the NYSE Arca, Inc.

Supplement to the Statement of Additional Information (“SAI”) Dated May 31, 2023,

as Amended

Effective January 25, 2024, Mr. David James resigned as an Interested Trustee of the Trust. Accordingly, all references to Mr. James in the Trustees and Officers section of the Fairlead Tactical Sector ETF’s SAI are deleted.

Further Information

For further information, please contact the Fairlead Tactical Sector ETF toll-free at 1-877-865-9549. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Fairlead Tactical Sector ETF c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the toll-free number above or by visiting the Fairlead Tactical Sector ETF’s website at www.fairleadfunds.com.

Please retain this Supplement for your records.

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